UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2005

Captiva Software Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22292	77-0104275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10145 Pacific Heights Boulevard, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 320-1000

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 13, 2005 we amended Section 5.7 of both our 1993 Stock Option/Stock Issuance Plan, or 1993 Plan, and our 1999 Stock Plan, or 1999 Plan, to provide that we may not offer to buy out a previously granted option for cash or cash equivalents or authorize an option holder to elect to cash out a previously granted option without stockholder approval.

The amendment is intended to conform the terms of the 1993 Plan and the 1999 Plan to standards promulgated by Institutional Shareholder Services, or ISS. A copy of the 1993 Plan, as amended, is attached as exhibit 99.1, and a copy of the 1999 Plan, as amended, is attached as exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	1993 Stock Option/Stock Issuance Plan, as amended.

99.2	1999 Stock Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPTIVA SOFTWARE CORPORATION

	By:	/s/ Reynolds C. Bish Reynolds C. Bish Chief Executive Officer

Date: May 13, 2005

INDEX TO EXHIBITS

99.1	1993 Stock Option/Stock Issuance Plan, as amended.

99.2	1999 Stock Plan, as amended.